Class	A	C	I	Y
Ticker	DSIAX	DSICX	DHSTX	DSIYX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Diamond Hill Funds' ("Fund") shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank, or from the Diamond Hill Funds, if you invest directly with the Fund.  Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.  You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you invest directly with the Fund, by calling 888-226-5595.

You may elect to receive all future reports in paper free of charge.  If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports.  If you invest directly in a Diamond Hill Fund, you can call 888-226-5595 to let the Fund know. Your election to receive reports in paper will apply to all funds held in your account, if you invest through your financial intermediary, or all Diamond Hill Funds, if you invest directly with the Fund.

Before you invest, you may want to review the fund’s Prospectus, which contains information about the fund and its risks. The fund’s Prospectus and Statement of Additional Information, both dated February 28, 2019 , are incorporated by reference into this Summary Prospectus. For free paper or electronic copies of the fund’s Prospectus and other information about the fund, go to http://www.diamond-hill.com/documents/mutual-funds/, email a request to info@diamond-hill.com, call 888-226-5595, or ask any financial advisor, bank, or broker-dealer who offers shares of the fund.
Investment Objective
The investment objective of the Diamond Hill Corporate Credit Fund is high current income consistent with the preservation of capital over a five-year time horizon.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Diamond Hill Funds. More information about these and other discounts is available from your financial professional and in the Sales Charges section on page 56 of the fund’s prospectus and the Shares of the Funds section on page 45 of the fund’s statement of additional information. You may be required to pay a commission to a broker in connection with purchasing Class I shares of the fund.

SHAREHOLDER FEES (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum Sales Charge (load) Imposed on Purchases as a % of offering price	3.50%	None	None	None
Maximum Deferred Sales Charge (on redemptions in the first year as a percentage of the amount invested or the current value, whichever is less)	None	1.00%	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	0.45%	0.45%	0.45%	0.45%
Distribution (12b-1) fees	0.25%	1.00%	None	None
Other expenses	0.21%	0.21%	0.17%	0.05%
Acquired fund fees and expenses	0.02%	0.02%	0.02%	0.02%
Total annual fund operating expenses	0.93%	1.68%	0.64%	0.52%
Fee waivers[1]	(0.01%)	(0.01%)	(0.01%)	(0.01%)
Total annual fund operating expenses after fee waivers	0.92%	1.67%	0.63%	0.51%
1 The fund may invest in another Diamond Hill Fund. The fund’s adviser has contractually agreed to permanently waive a portion of its management fee in the pro rata amount of the management fee charged by the underlying Diamond Hill Funds. This agreement can only be terminated by the fund’s Board of Trustees.

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. It also shows costs if you sold your shares at the end of the period or continued to hold them. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Share Status	1 Year	3 Years	5 Years	10 Years
Class A	Sold or Held	$441	$635	$846	$1,452
Class C	Sold	270	529	912	1,986
	Held	170	529	912	1,986
Class I	Sold or Held	64	204	356	797
Class Y	Sold or Held	52	166	290	652

PORTFOLIO TURNOVER
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019 | DIAMOND-HILL.COM

Corporate Credit Fund Summary	February 28, 2019

account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 112% of the average value of its portfolio.
Principal Investment Strategy
Under normal market conditions, the fund intends to provide exposure to corporate debt securities by investing at least 80% of its net assets in a diversified portfolio of corporate debt securities including those rated investment grade, below investment grade, or are unrated. Below investment grade securities are also known as “junk bonds,” “high yield bonds,” and “non-investment grade bonds.” Such securities may be public or privately placed U.S. dollar denominated debt securities issued by U.S. and foreign companies of any size, which Diamond Hill Capital Management, Inc. (the “Adviser”) believes represent an attractive investment opportunity. Under normal circumstances, the fund will maintain a dollar-weighted effective duration of less than five, although it may invest in individual fixed income securities with effective durations in excess of five.
In addition to corporate bonds, the fund may invest in other debt securities such as trust preferred securities, convertible securities, preferred stock, equity securities, U.S. Government and Agency securities, and mortgage or asset-backed securities. The fund will not typically invest more than 10% of its assets in securities rated at or below Caa1 by Moody’s, CCC+ by Standard & Poor’s and CCC+ by Fitch at time of purchase.
In selecting securities for the fund, the Adviser performs a risk/reward analysis that includes an evaluation of credit risk, interest rate risk, and the legal and technical structure of the security. The Adviser will attempt to take advantage of inefficiencies that it believes exist in the fixed-income markets. The Adviser seeks to invest in securities that the Adviser expects to offer attractive prospects for current income and capital appreciation in relation to the risk borne.
Main Risks
All investments carry a certain amount of risk and the fund cannot guarantee that it will achieve its investment objective. An investment in the fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the fund. Below are the main risks of investing in the fund.
Credit Risk  There is a risk that issuers and counterparties will not make payments on securities and repurchase agreements held by a fund. Such default could result in losses to the fund. In addition, the credit quality of securities held by the fund may be lowered if an issuer’s financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in shares of the fund. Lower credit quality also may affect liquidity and make it difficult for the fund to sell the security.
Fixed Income Risk  The fund invests in fixed income securities. These securities will increase or decrease in value based on changes in interest rates. If rates increase, the value of the fund’s fixed income securities generally declines. On the other hand, if rates fall, the value of the fixed income securities generally increases. Your investment will decline in value if the value of the fund’s investments decreases. While interest rates in the U.S. have increased recently, they remain low by historical standards and are expected to rise further. Consequently, the risk associated with rising interest rates is heightened at this time.
Foreign and Emerging Markets Risk  The fund may invest in non-U.S. securities and U.S. securities of companies domiciled in foreign (non-U.S.) countries that may experience more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. These companies may be subject to additional risks, including political and economic risks, civil conflicts and war, greater volatility, expropriation and nationalization risks, currency fluctuations, higher transaction costs, delayed settlement, possible foreign controls on investments, and less stringent investor protection and disclosure standards of foreign markets. The potential departure of one or more other countries from the European Union may have significant political and financial consequences for global markets. These risks are magnified in emerging markets as events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable becoming riskier and more volatile.
High Portfolio Turnover Risk  The fund may engage in active and frequent trading leading to increased portfolio turnover and higher transaction costs, which may adversely affect the fund's performance and may produce increased taxable distributions.
High Yield Securities Risk  The fund will purchase fixed income securities rated below the investment grade category. Securities in this rating category are speculative. Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.
Inflation Risk  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less. This potential decrease in market value would be the measure of the inflation risk incurred by the fund.
Management Risk  The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the fund invests may prove to be incorrect and there is no guarantee that individual investments will perform as anticipated.
Prepayment and Call Risk The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the fund may have to reinvest in securities with a lower yield. The fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Performance
The following bar chart and table show two aspects of the fund: volatility and performance. The bar chart shows the volatility — or variability — of the fund’s annual total returns over time, and shows that fund performance can change from

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019 | DIAMOND-HILL.COM

Corporate Credit Fund Summary	February 28, 2019

year to year. The table shows the fund’s average annual total returns for certain time periods compared to the returns of a broad-based securities index. The bar chart and table provide some indication of the risks of investing in the fund. Of course, the fund’s past performance is not necessarily an indication of its future performance. Updated performance information is available at no cost by visiting www.diamond-hill.com or by calling 888-226-5595.

Best Quarter:	2Q'09, +16.63%
Worst Quarter:	4Q'18, -2.23%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/2018
The average annual total returns for the fund’s Class A and C shares below are reduced to reflect the maximum applicable sales charges for each class of shares and assume Class C shareholders redeem all of their shares at the end of the period indicated and pay the contingent deferred sales charge then applicable. After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are shown for Class I shares only and will vary from the after-tax returns for the other share classes.

	Inception Date of Class	One Year	Five Year	Ten Year
Class I Before Taxes	01/31/05	0.64%	4.83%	8.84%
After Taxes on Distributions		(1.61)	2.39	6.38
After Taxes on Distributions and Sale of Fund Shares		0.39	2.58	5.96
Class A Before Taxes	9/30/02	(3.26)	3.76	8.12
Class C Before Taxes	9/30/02	(1.46)	3.73	7.70
Class Y Before Taxes	12/30/11	0.75	4.93	8.80
ICE BofA Merrill Lynch U.S. Corporate and High Yield Index		(2.21)	3.40	7.01
Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics plus 3%		4.91	4.51	4.80

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.
The fund’s primary benchmark, the ICE BofA Merrill Lynch U.S. Corporate and High Yield Index, tracks the performance of U.S. dollar denominated investment grade and below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated by either Moody’s, S&P or Fitch and must have an investment grade rated country of risk, at least one year remaining term to final maturity, a fixed coupon schedule and a minimum outstanding of $250 million for investment grade securities and $100 million for below investment grade securities. Index constituents are capitalization weighted by outstanding issue.
The fund’s secondary benchmark is the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI) plus a 3 percent risk premium to correspond with the fund’s long-term goals of achieving returns above the rate of inflation. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The index is considered a more accurate record of prices due to higher population density within the sales area.
You cannot invest directly in an index. Unlike mutual funds, an index does not incur expenses. If expenses were deducted, the actual returns of an index would be lower.
Portfolio Management
Investment Adviser
Diamond Hill Capital Management, Inc.
Portfolio Managers
William Zox
Portfolio Manager
since 4/2006
John McClain
Portfolio Manager
since 2/2015
Suken Patel
Assistant Portfolio Manager
since 2/2013

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019 | DIAMOND-HILL.COM

Buying and Selling Fund Shares
Minimum Initial Investment
Class A, C, and I:   $2,500
Class Y:   $500,000

To Place Orders	Mail: Diamond Hill Corporate Credit Fund P.O. Box 46707 Cincinnati, OH 45246 Phone: 888-226-5595
Transaction Policies
In general, you can buy or sell (redeem) shares of the fund by mail or phone on any business day. You can generally pay for shares by check or wire. You may be charged wire fees or other transaction fees; ask your financial professional. When selling shares, you will receive a check, unless you request a wire. You may also buy and sell shares through a financial professional.

SUM-CC-022819

Dividends, Capital Gains and Taxes
The fund’s distributions may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. However, you may be subject to tax when you withdraw monies from a tax-advantaged plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

DIAMOND HILL FUNDS | SUMMARY PROSPECTUS | FEBRUARY 28, 2019 | DIAMOND-HILL.COM